                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 12a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                NOT APPLICABLE
     -----------------------------------------------------------------------
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]     NO FEE REQUIRED.
[ ]     FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(4) AND 0-11.

        1)       TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

                 ---------------------------------------------------------------
        2)       AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

                 ---------------------------------------------------------------
        3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

                 ---------------------------------------------------------------
        4)       PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

                 ---------------------------------------------------------------
        5)       TOTAL FEE PAID:

                 ---------------------------------------------------------------

[ ]     FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

        1)       AMOUNT PREVIOUSLY PAID:

                 ---------------------------------------------------------------
        2)       FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

                 ---------------------------------------------------------------
        3)       FILING PARTY:

                 ---------------------------------------------------------------
        4)       DATE FILED:

                 ---------------------------------------------------------------

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              215 North Main Street
                         West Bend, Wisconsin 53095-3317
                                 (414) 334-5521

                                 March __, 1998

Dear Shareholder:

         Enclosed is a notice of a Special Meeting of Shareholders of all shareholders of Principal Preservation Portfolios, Inc. ("Principal Preservation") to be held on May 15, 1998, together with a Proxy Statement and Form of Proxy relating to the business to be transacted at the meeting.

         The Special Meeting of Shareholders is being called for the purpose of electing five Directors to serve in accordance with Principal Preservation's Bylaws and the provisions of the Investment Company Act of 1940 (the "1940 Act") until their successors are duly elected and qualified. As discussed below, Mr.
R. D. Ziegler has elected to retire from his position as a member of Principal Preservation's Board of Directors. Under provisions of the 1940 Act, the vacancy created by Mr. Ziegler's resignation can be filled only be a vote of the shareholders. For this reason, the Board of Directors has directed the calling and holding of this Special Meeting.

         Mr. Ziegler announced his retirement from Principal Preservation's Board of Directors effective as of the date of the Special Meeting. Mr. Ziegler was the driving force behind establishing the Principal Preservation family of funds, and has served as President and the Chairman of the Board of Directors from its inception in 1983. In 1996 Mr. Ziegler stepped down as President of Principal Preservation, and Mr. Robert J. Tuszynski succeeded to that office. Since that time Mr. Ziegler has continued to serve as Chairman of the Board and a Director of Principal Preservation. We are sure all of our shareholders join us in thanking Mr. Ziegler for his years of dedicated service and wise guidance to Principal Preservation.

         The Board of Directors has nominated Mr. Richard J. Glaisner for election as a Director to fill the vacancy being created by Mr. Ziegler's retirement. Mr. Glaisner is the President and Chief Executive Officer of GS2 Securities, Inc., an investment management and investment banking firm that was acquired by The Ziegler Companies, Inc. in 1997. Mr. Glaisner comes to us with extensive background in the investment management and securities industries, including experience as a Managing Director with Kidder Peabody and Company in New York and as an Executive Vice President with Kemper Securities Group in Milwaukee, prior to co-founding and successfully managing a private investment management and investment banking firm. We believe Mr. Glaisner's background, experience and abilities will make an important contribution to the Principal Preservation family of mutual funds.

         At the Special Meeting, shareholders also will be asked to approve a proposal to make the Portfolio's fundamental investment restrictions nonfundamental. Fundamental investment restrictions may be changed or eliminated only with the approval of the relevant Portfolio's shareholders, whereas nonfundamental investment restrictions may be changed by action of the Board of Directors without shareholder approval. Many of the fundamental investment restrictions that the Portfolios have adopted in the past reflect business or industry conditions or practices or federal or state laws that no longer are in effect. Other fundamental restrictions reflect regulatory requirements that remain in effect, but the regulatory requirements do not mandate that the fundamental restriction be stated as fundamental, or, in some cases, even as nonfundamental.

         The Board of Directors has no present intention to modify or eliminate any of these investment restrictions in the near future. However, it is possible that the Board of Directors may consider it desirable to change or eliminate some of these investment restrictions in response to presently unforseen developments in the capital markets or the economy or changes in laws and regulations. If the investment restrictions were made nonfundamental at this time, Principal Preservation would have more flexibility promptly to react to any such future developments and could avoid the costs and delays associated with the calling and holding of a Special Meeting to obtain required shareholder approval. For these reasons, your Board of Directors is recommending that these fundamental investment restrictions be made nonfundamental.

         Finally, at the Special Meeting, shareholders also will be requested to ratify the Board of Directors' selection of Arthur Andersen LLP to serve as independent accountants for each of the Portfolios for the fiscal year ending December 31, 1998.

         Thank you for your continued confidence in Principal Preservation Portfolios, Inc. Your cooperation and participation in completing and returning the enclosed proxy will ensure that your vote is counted.

                                Very truly yours,
                                PRINCIPAL PRESERVATION PORTFOLIOS, INC.


                                Robert J. Tuszynski
                                 President

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              215 North Main Street
                         West Bend, Wisconsin 53095-3317
                                 (414) 334-5521

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 ON MAY 15, 1998

         To shareholders of all Portfolios of Principal Preservation Portfolios,
         Inc.:

         A Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. ("Principal Preservation") will be held on Friday, May 15, 1998 at 3:00 P.M., local time, at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin for the following purposes:

         1. To elect five directors to serve on the Board of Directors until the next annual meeting and until their successors shall have been duly elected and qualified;

         2. To approve or disapprove a proposal to make each Portfolio's fundamental investment restrictions nonfundamental, meaning the restrictions could be changed in the future by the Board of Directors without shareholder approval;

         3. To ratify or reject the selection of Arthur Andersen LLP as independent accountants for each Portfolio for the year ending December 31, 1998; and

         4. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 27, 1998, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote.

         Your attention is invited to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the Special Meeting.

                                       By Order of the Board of Directors



                                       S. CHARLES O'MEARA
                                             Secretary

West Bend, Wisconsin
March ____, 1998

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POST-PAID ENVELOPE.

                                 PROXY STATEMENT

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              215 North Main Street
                         West Bend, Wisconsin 53095-3317
                                 (414) 334-5521

                             SOLICITATION AND VOTING


         The enclosed Proxy is being solicited by the Board of Directors of Principal Preservation Portfolios, Inc. ("Principal Preservation"), a Maryland corporation which is a series management investment company. Principal Preservation presently offers eight separate mutual funds, namely the Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio, Dividend Achievers Portfolio, Select Value Portfolio, PSE Tech 100 Index Portfolio, Wisconsin Tax-Exempt Portfolio and Cash Reserve Portfolio (each, a "Portfolio" and collectively the "Portfolios"). The Proxy relates to matters to be voted upon by shareholders which are described in detail in this joint Proxy Statement. The vote will be taken at a Special Meeting of Shareholders (the "Special Meeting"), or any adjournment thereof, which will be held on Friday, May 15, 1998, 3:00 P.M. local time, at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin. You are encouraged to read carefully this Proxy Statement and mark and return the accompanying Proxy.

         Shares represented by properly executed proxies received by Principal Preservation will be voted at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies. However, if no instructions are specified, shares of each Portfolio will be voted "FOR" Proposals 1, 2, and 3, and in the discretion of the persons named in the Proxy on Proposal 4. If a form of proxy withholds authority to vote on Proposal 1 for one or more of the director nominees, the shares represented thereby will be counted as votes cast against such nominee(s). A shareholder may revoke his proxy at any time prior to the voting thereof by filing a written notice of revocation with the Secretary of Principal Preservation or by delivering a duly executed proxy bearing a later date.

         The presence at the meeting, in person or by proxy, of shareholders representing one-third of all shares outstanding and entitled to vote on a matter constitutes a quorum for the transaction of business. In tabulating votes on any matter, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) are treated as present for purposes of determining the presence of absence of a quorum, but will not be counted as votes cast.

         Shareholders of record at the close of business on March 27, 1998 will be entitled to one vote on each matter presented for each share so held. Please see Exhibit A attached to this Proxy Statement for the number of shares of each Portfolio outstanding on that date.

         UPON REQUEST AND AT NO COST TO A REQUESTING SHAREHOLDER,
PRINCIPAL PRESERVATION WILL MAIL, BY FIRST-CLASS MAIL, A COPY OF ITS ANNUAL REPORT TO SHAREHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1997. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF MR. ROBERT J. TUSZYNSKI, PRESIDENT, AT PRINCIPAL PRESERVATION PORTFOLIOS, INC., 215 NORTH MAIN STREET, WEST BEND, WISCONSIN 53095, TELEPHONE: 1-800-826-4600.

         This proxy material is being mailed to shareholders on or about March ___, 1998.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Principal Preservation's Bylaws provide that there shall be five directors elected annually for a term of one year or until their successors are elected and qualified. It is the intention of the persons named in the enclosed Proxy to vote the shares represented by them for the election of the nominees listed below, unless otherwise specified by a shareholder in the Proxy. The nominees have consented to being named in the Proxy Statement and to serve if elected.

         Information regarding nominees is set forth in the following table. If any of the nominees should decline or be unable to act as a director, which eventuality is not foreseen, Proxies may be voted with discretionary authority for a substitute nominee designated by the Board of Directors.



                                      PRINCIPAL OCCUPATION
NOMINEES                AGE         AND BUSINESS EXPERIENCE(1)                 DIRECTOR SINCE(2)
--------                ---         --------------------------                 --------------
Richard J. Glaisner*     55      President and Chief Executive                 New Nominee
                                 Officer of GS2 Securities, Inc., a
                                 subsidiary of The Ziegler
                                 Companies, Inc., since July 1997;
                                 from 1993 to 1997, President and
                                 Chief Executive Officer of
                                 Glaisner, Schilffarth, Grande &
                                 Schnoll, Ltd., an investment
                                 management and investment banking
                                 firm acquired by The Ziegler
                                 Companies, Inc. in 1997; prior
                                 thereto, Managing Director, Kidder
                                 Peabody and Company in New York
                                 (investment banking), and prior
                                 to that, Executive Vice President,
                                 Kemper Securities Group (securi-
                                 ties brokerage and investment
                                 banking).



                                                     PRINCIPAL OCCUPATION
NOMINEES                             AGE          AND BUSINESS EXPERIENCE(1)                     DIRECTOR SINCE(2)
--------                             ---          --------------------------                     --------------
Robert J. Tuszynski*                  39      President, Principal Preservation,                      1988
                                              since July, 1996; Senior Vice
                                              President, B.C. Ziegler and
                                              Company, since 1996; prior
                                              thereto, Vice President, Director
                                              of Mutual Funds, B.C. Ziegler and
                                              Company from 1987 to 1996;
                                              Trustee, Chairman of the Board and
                                              President, Prospect Hill Trust and
                                              The Prime Portfolios (registered
                                              investment companies) from 1994 to
                                              1996.

Richard H. Aster,                     67      Since June 1996, Senior Investi-                       1983
M.D.                                          gator and Professor of Medicine,
                                              Medical College of Wisconsin;
                                              prior to June 1996, President
                                              and Director of Research, The
                                              Blood Center of Southeastern
                                              Wisconsin, Inc

Augustine J. English                  68      Retired; President, Tupperware                          1983
                                              North America from 1990 to
                                              1994 (manufacturing); prior to
                                              1990, President, The West Bend
                                              Company (manufacturing), a
                                              division of Dart Industries, a
                                              subsidiary of Premark
                                              International, Inc., of which Mr.
                                              English was a Group Vice Pres-
                                              ident.



                                                     PRINCIPAL OCCUPATION
NOMINEES                             AGE         AND BUSINESS EXPERIENCE(1)                      DIRECTOR SINCE(2)
--------                             ---         --------------------------                      --------------
Ralph J. Eckert                       69      Chairman Emeritus and Director                          1992
                                              of Trustmark Insurance Cos.
                                              (Mutual Life Insurance Company)
                                              since April, 1997; from 1991 to
                                              1997, Chairman, Trustmark
                                              Insurance Cos.; from 1971 to 1991,
                                              Chairman, President and Chief
                                              Executive Officer Trustmark
                                              Insurance Cos.; Trustee of the
                                              Board of Pensions of the
                                              Evangelical Lutheran Church of
                                              America since 1989; and Trustee
                                              of The Prime Portfolios
                                              (registered investment company)
                                              from 1993 to 1996.


--------------------

*An "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act").

(1) Unless otherwise noted, all directors have been employed by the principal occupation listed above for the past five years.

(2) Except as to Messrs. Tuszynski and Eckert, includes service as a director of Principal Preservation Tax-Exempt Fund, Inc. and Principal Preservations Tax-Exempt Portfolios, Inc. prior to their merger into Principal Preservation in 1987.

         The Board of Directors held six meetings during 1997. Each Director attended all of the meetings. The Board of Directors has no standing audit, compensation, or nominating committees, or any other committee. No policy or procedure has been established as to the recommendation of director nominees by shareholders, except that nomination of the Directors who are not "interested" persons of Principal Preservation is required to be made and approved by a majority of the Directors who are themselves not "interest" persons of Principal Preservation.

         Principal Preservation pays the compensation of the three Directors who are not "interested persons," officers, directors or employees of Ziegler Asset Management, Inc. (the "Advisor"). Principal Preservation pays each of these Directors an annual fee of $12,000 and an additional $450 for each Board or committee meeting he attends. Principal Preservation may also retain consultants, who will be paid a fee, to provide the Board with advice and research on investment matters. Each Portfolio pays a proportionate amount of these expenses based on its total assets. The table below shows Director fees paid by Principal Preservation for the year ended December 31, 1997.


                                                             PENSION OR
                                                             RETIREMENT
                                                          BENEFITS ACCRUED                                TOTAL COMPENSA-
    NAME OF PERSON AND              AGGREGATE                AS PART OF                                      TION FROM
       POSITION WITH              COMPENSATION               PRINCIPAL           ESTIMATED ANNUAL BEN-       PRINCIPAL
         PRINCIPAL               FROM PRINCIPAL            PRESERVATION'S       EFITS UPON RETIREMENT      PRESERVATION
       PRESERVATION               PRESERVATION                EXPENSES                     ----------    PAID TO DIRECTORS
       ------------               ------------                --------                                   -----------------

R. D. Ziegler                         $-0-                      $-0-                     $-0-                  $-0-
Chairman of the Board and
Director

Robert J. Tuszynski,                   -0-                      -0-                      -0-                    -0-
President and Director

Richard H. Aster,                    14,700                     -0-                      -0-                  14,700
Director

Augustine J. English,                14,700                     -0-                      -0-                  14,700
Director

Ralph J. Eckert                      14,700                     -0-                      -0-                  14,700
Director


         The following table sets forth information with respect to each officer of Principal Preservation who is not a Director. The term of office of all officers of Principal Preservation expires on the day of the Annual Meeting of Directors. The address of each officer is 215 North Main Street, West Bend, Wisconsin 53095.


                                             POSITION AND OFFICES
                                                WITH PRINCIPAL
NAME                            AGE              PRESERVATION                PRINCIPAL OCCUPATION
----                            ---              ------------                --------------------

John H. Lauderdale              32          Vice President, Direc-      Wholesaler, B.C. Ziegler and
                                               tor of Marketing         Company since 1991; prior thereto
                                                                        Marketing Account Executive, the
                                                                        Patten Company.

Franklin P. Ciano               46           Chief Financial Of-        Manager of Principal Preservation
                                             ficer and Treasurer        operations since 1996; prior thereto,
                                                                        Vice President, Fixed Income
                                                                        Department, Firstar Bank (commer-
                                                                        cial banking).




                                             POSITION AND OFFICES
                                                WITH PRINCIPAL
NAME                            AGE              PRESERVATION                 PRINCIPAL OCCUPATION
----                            ---              ------------                 --------------------

Marc J. Dion                    40              Vice President          Vice President - Portfolio Manager
                                                                        and Chief Investment Officer,
                                                                        Ziegler Asset Management, Inc.
                                                                        since 1993; prior thereto, Vice Pres-
                                                                        ident, Ziegler Asset Management,
                                                                        Inc.

S. Charles O'Meara              47                Secretary             Senior Vice President and General
                                                                        Counsel, B.C. Ziegler and Company
                                                                        since 1993; prior thereto, Partner,
                                                                        O'Meara, Eckert, Pouros & Gonring
                                                                        (law firm).



         For information about the number of shares of each Portfolio beneficially owned by the officers, Directors and Director Nominees of Principal Preservation as a group (10 persons), see Exhibit B attached to this Proxy Statement.

VOTE REQUIRED

         In order to be elected as a Director, a nominee must receive a "majority" of the votes cast by the holders of shares of Principal Preservation (including all Portfolios voting together) represented in person or by proxy and entitled to vote at the Special Meeting, assuming a quorum. Votes attempted to be cast against a Director nominee are not given legal effect and are not counted as votes cast in an election of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH DIRECTOR AS NAMED.

                PROPOSAL 2 - CONVERSION OF FUNDAMENTAL INVESTMENT
               RESTRICTIONS TO BECOME NONFUNDAMENTAL RESTRICTIONS

         The Board of Directors is recommending that shareholders of each Portfolio approve a proposal whereby the fundamental investment restrictions under which the Portfolios presently operate would be made nonfundamental, meaning they could be changed by Principal Preservation's Board of Directors without a shareholder vote.

         Each Portfolio has a unique investment objective which is fundamental, meaning that it can be changed only with the approval of the shareholders of the relevant Portfolio. The proposal that shareholders are being asked to approve will not affect the fundamental investment nature of the investment objective of each Portfolio.

         Each Portfolio attempts to achieve its objective pursuant to investment programs and policies described in its Prospectus and Statement of Additional Information. Except as noted otherwise in a Portfolio's Prospectus and Statement of Additional Information, these policies and programs generally are nonfundamental, which means the Board of Directors may make changes in them without seeking approval from the shareholders of the affected Portfolio(s). Each Portfolio is subject to specified investment restrictions and limitations, most of which are fundamental. The fundamental investment restrictions that apply to each Portfolio are listed in Exhibit C attached to this Proxy Statement.

         Some of these investment restrictions are required by the 1940 Act or the Internal Revenue Code of 1986, as amended (the "Code"), but are not required to be fundamental as opposed to nonfundamental. The greater part of the balance of these investment restrictions were adopted by the Portfolios in order to comply with legal requirements of states in which the Portfolios offer their shares. On October 11, 1996, Congress adopted the National Securities Markets Improvement Act of 1996 ("NSMIA"). NSMIA created a national system for regulating mutual funds by preempting certain state securities or "blue sky" laws that previously applied to mutual funds, including laws which imposed investment restrictions on mutual funds. With the enactment of NSMIA, there no longer is any requirement that the Portfolios comply with the investment restrictions that they adopted to comply with state laws.

         In proposing that these fundamental investment restrictions be made nonfundamental, the Board of Directors is not suggesting that these investment restrictions will be eliminated. To the contrary, the Board of Directors presently anticipates that each Portfolio will continue to comply with these investment restrictions in the immediate future. Rather, the Board of Directors; recommendation is designed to preserve the flexibility of each Portfolio to react promptly to unforeseen future developments or changes in laws. For example, the provisions of the 1940 Act or the Code which give rise to certain of the fundamental investment restrictions could be changed. If the corresponding investment restriction were non fundamental, the Board of Directors would have the flexibility to revise the affected investment restriction to conform to the change in the law, without the delays and costs associated with the calling and holding of a special meeting to seek shareholder approval.

         Additionally, it is possible that future developments in the investment markets might make it advisable for a Portfolio to engage in investment strategies and techniques which presently are prohibited by a fundamental investment restriction adopted in response to state laws that no longer apply. If the investment restriction were made nonfundamental, the Board of Directors again would have the flexibility promptly to authorize the Advisor to engage in such strategies and techniques without first having to call and hold a special meeting of shareholders. Furthermore, by making all of these investment restrictions nonfundamental at this time, Principal Preservation will avoid the risk of multiple shareholder meetings that otherwise might be called from time to time to consider changes to the various fundamental investment restrictions on a case-by-case basis in response to specific developments.

         For these reasons shareholders of each Portfolio are being asked to approve eliminating the fundamental nature of all of the investment restrictions of the Portfolio listed in the table below. Shareholders will not be permitted to approve making certain of these investment restrictions nonfundamental, and retaining others as fundamental. If shareholders of any Portfolio approve making that Portfolio's investment restrictions nonfundamental, then those investment restrictions will be deemed nonfundamental as of June 1, 1998, but will continue to be fundamental until that date. The shareholders of a Portfolio, the Board of Directors would provide shareholders with 30 days' notice prior to materially changing or eliminating any of the resulting nonfundamental investment restrictions of a Portfolio.

         The following table identifies generally the nature of the fundamental restrictions and the Portfolios affected. Please see Exhibit C for the full text of the current fundamental investment restrictions for each of the Portfolios.



       FUNDAMENTAL              TAX                              DIVIDEND      SELECT                   WISCONSIN TAX-    CASH
    POLICIES RESTRICT:       EXEMPT(1)  GOVERNMENT    S&P 100    ACHIEVERS     VALUE   PSE TECH 100     EXEMPT (2)        RESERVE
    -----------------        ------     ----------    -------    ---------     -----   ------------     --------------    -------
Percentage ownership of          X          X            X           X           X           X             X                X
issuers and purchasing to
manage or control

Investment in other invest-      X          X            X           X           X           X                              X
ment companies

Investment in real estate        X          X            X           X           X           X                              X

Borrowing and lending            X          X            X           X           X           X             X                X

Purchase of securities as        X          X            X           X           X           X             X                X
an underwriter

Purchase of restricted           X          X            X           X           X           X                              X
securities

Issuance of securities           X          X            X           X           X           X             X                X
senior to outstanding
securities

Purchase of Warrants             X          X            X           X           X           X

Investment in commodi-           X          X            X           X           X           X             X
ties

-----------------------------------

(1) The Tax-Exempt Portfolio also is subject to a fundamental investment restriction that it will invest at least 90% of its total assets in tax-exempt municipal securities, under normal conditions. The Board of Directors is not proposing to make this investment restriction nonfundamental. Accordingly, if shareholders of the Tax-Exempt Portfolio approve Proposal 2, the Tax-Exempt Portfolio nonetheless will continue to be subject to this restriction, and it could not be changed unless the shareholders of the Tax-Exempt Portfolio approved the change.

(2) The Wisconsin Tax-Exempt Portfolio also is subject to a fundamental investment restriction that requires the Portfolio, under normal market conditions, to invest its assets so at least 80% of its income distributions are exempt from federal and Wisconsin personal income taxes, and also will be exempt from federal and applicable state alternative minimum taxes. The Board of Directors is not proposing that this investment restriction be made nonfundamental. Accordingly, if shareholders of the Wisconsin Tax-Exempt Portfolio approve Proposal 2, the Portfolio nonetheless will continue to be subject to this investment restriction unless and until further approval of the shareholders of the Wisconsin Tax-Exempt Portfolio is obtained for a change in this investment restriction.

VOTE REQUIRED

         Each Portfolio will vote separately on this Proposal 2. In order for the fundamental investment restrictions of any Portfolio to be made nonfundamental, this proposal must be approved by the shareholders of that Portfolio. Approval with respect to any Portfolio requires the affirmative vote of at least a majority of the outstanding shares of that Portfolio, or, if less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the outstanding shares of the Portfolio are present or represented by Proxy. If Proposal 2 is not approved by the shareholders of any Portfolio, then the fundamental investment restrictions of that Portfolio will remain fundamental, meaning they cannot be altered or eliminated in the future without approval by the Portfolio's shareholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2.


                  PROPOSAL 3 - RATIFICATION OF THE SELECTION OF
                             INDEPENDENT ACCOUNTANTS

          Arthur Andersen LLP has been selected by the Board of Directors as each Portfolio's independent public accountants and auditors for Principal Preservation's current fiscal year. The shareholders of each Portfolio are being asked to ratify the selection of Arthur Andersen LLP. Arthur Andersen LLP has served as Principal Preservation's independent accountants and auditors since commencement of the operations of the earliest Portfolio in 1985, with the exception of the Cash Reserve Portfolio for which Arthur Andersen first served in this capacity in 1996.

         Arthur Andersen LLP has advised Principal Preservation that neither it nor any of its partners has any direct or indirect financial interest or connection (other than as independent accountants) in or with Principal Preservation, any of the Portfolios or any of Principal Preservation's affiliates. Arthur Andersen LLP will be given the opportunity to make a statement at the Special Meeting if it so desires. Arthur Andersen LLP is expected to have a representative available at the Meeting to make any such statement and/or to address any shareholder questions.

VOTE REQUIRED

         Each Portfolio will vote separately on this Proposal 3. Approval of this Proposal as to any Portfolio requires the affirmative vote of a majority of the shares of the Portfolio cast at a meeting where a quorum of the Portfolio's outstanding shares is represented in person or by proxy. Since abstentions and broker non-votes are counted for purposes of determining whether a quorum is present, but are not considered votes cast, abstentions and broker non-votes will have no bearing on the outcome of this matter.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT ACCOUNTANTS FOR EACH PORTFOLIO.


                                 OTHER BUSINESS

         Management of Principal Preservation is not aware of any other matters that will come before the Special Meeting. However, if any other business should come before the Special Meeting, your Proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.


                             ADDITIONAL INFORMATION

ADVISORS, ADMINISTRATOR AND DISTRIBUTOR

         Ziegler Asset Management, Inc. serves as the investment advisor for each of the Portfolios. B.C. Ziegler and Company serves as the distributor for the shares of each Portfolio, and also serves as the depository, accounting/pricing agent and transfer and dividend disbursing agent for each Portfolio. Ziegler Asset Management and B.C. Ziegler are each wholly-owned subsidiaries of The Ziegler Companies, Inc. The principal address of each is 215 North Main Street, West Bend, Wisconsin 53095.

         Skyline Asset Management, L.P. serves as the sub-advisor to the Select Value Portfolio. Skyline's principal address is 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606.

PRINCIPAL SHAREHOLDERS AND CERTAIN BENEFICIAL OWNERS

         As of March 27, 1998, the voting record date for the Special Meeting, the following were the only persons known to own of record or beneficially five percent (5%) or more of the outstanding shares of any Portfolio:


               NAME AND ADDRESS                   NUMBER         PERCENT OF OUT-
PORTFOLIO      OF BENEFICIAL OWNER             OF SHARES(1)        STANDING(1)
---------      -------------------             ------------        -----------

Government     Ottawa County                    __________          ________%
               P.O. Box 705
               Suite 28, 414 Washington
               Grand Haven, MI

               Washtenah Community              __________         _________%
               College
               P.O. Box D1
               Ann Arbor, MI

                        NAME AND ADDRESS               NUMBER    PERCENT OF OUT-
PORTFOLIO               OF BENEFICIAL OWNER         OF SHARES(1)    STANDING(1)
---------               -------------------         ------------    -----------

Dividend Achievers      Ms. Barbara Wilson           __________      _________%
                        700 San Antonia Street
                        Ojai, CA

Select Value            Ziegler Growth Retirement    __________      _________%
                        Plan
                        215 North Main Street
                        West Bend, WI

                        B. C. Ziegler and Company    __________      _________%
                        215 North Main Street
                        West Bend, WI

PSE Tech 100 Index      Hamac & Co.                   _________      _________%
                        P.O. Box 26246
                        Richmond, VA
------------------

(1) Information as to beneficial ownership was obtained from information on file with the Securities and Exchange Commission or furnished by the specified person or the transfer agent.

         Information as to the number of outstanding shares of each Portfolio, as of the Record Date, is set forth in Exhibit A. A listing of the beneficial ownership of each current Director and Director Nominee, and of all Directors, Director nominees and officers as a group, is set forth in Exhibit B. To the knowledge of Principal Preservation management, the officers, Directors and Director Nominees of Principal Preservation, as a group, owned less than 1% of the outstanding shares of each Portfolio as of March 27, 1998.

COST OF SOLICITATION

         In addition to this solicitation of proxies by use of the mails, proxies may be solicited by officers of Principal Preservation and by officers and employees of B.C. Ziegler and Company or Ziegler Asset Management, Inc., Principal Preservation's distributor and Advisor or ZAMI, personally or by telephone or telegraph, without special compensation. Proxies may also be solicited by a professional Proxy solicitation service should management of Principal Preservation determine that solicitation by such means is advisable. The cost of preparing and mailing Proxy materials, of the Special Meeting, and of soliciting proxies will be borne by Principal Preservation.

ADJOURNMENT

         In the event that sufficient votes in favor of the proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Special Meeting to be adjourned. The persons named as Proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against any such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Principal Preservation.

SHAREHOLDER MEETINGS

         Principal Preservation is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. Principal Preservation's Bylaws provide that Principal Preservation is not required to hold an annual meeting of shareholders in any year in which the election of Directors, approval of an investment advisory agreement (or any sub- advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of Principal Preservation or of any of its series, including Principal Preservation, under the 1940 Act. Meetings of shareholders of Principal Preservation will be held when and as determined necessary by the Board of Directors of Principal Preservation and in accordance with the 1940 Act. However, shareholders of any portfolio series wishing to submit proposals for inclusion in a Proxy Statement for any future shareholder meetings should send their written proposals to the Secretary of Principal Preservation at 215 North Main Street, West Bend, Wisconsin 53095.

                                    EXHIBIT A

                    NUMBER OF OUTSTANDING SHARES OF EACH FUND
                             (AS OF MARCH 27, 1998)



                                                         SHARES
                                                       OUTSTANDING
PORTFOLIO                                             AS OF RECORD DATE
---------                                             -----------------
Tax-Exempt Portfolio

Government Portfolio

S&P 100 Plus Portfolio

Dividend Achievers Portfolio

Select Value Portfolio

PSE Tech 100 Index Portfolio

Wisconsin Tax-Exempt Portfolio

Cash Reserve Portfolio

                                    EXHIBIT B

       OWNERSHIP OF PORTFOLIO SHARES BY NOMINEES AND CURRENT BOARD MEMBERS

                              Number of Shares Held
                                      as of
                                 March 27, 1998




PORTFOLIO                                        NAME OF DIRECTOR OR DIRECTOR NOMINEE(1)
---------                                        ---------------------------------------


                             Mr. Tuszynski(2)   Mr. Aster        Mr. English      Mr. Eckert
                             -------------      ---------        -----------      ----------
S&P 100 Plus
Tax Exempt
Government
Dividend Achievers
Select Value
PSE Tech 100 Index
Wisconsin Tax-Exempt
Cash Reserve               ___________          ___________      ___________      __________
         TOTAL



                                                                                     All Directors and
                                                                                    Officers As a Group
                          Mr. R. D. Ziegler(2)         Mr. Glaisner(2)                 (10 Persons)
                          -----------------            ------------                    ------------
S&P 100 Plus
Tax Exempt
Government
Dividend Achievers
Select Value
PSE Tech 100 Index
Wisconsin Tax-Exempt
Cash Reserve              ___________                  ___________                     _______________
         TOTAL

------------

(1) These figures are based on information furnished by the respective individuals and by Ziegler, Principal Preservation's Transfer Agent. Certain of the individuals listed share voting and investment power with his spouse with respect to some or all of the shares listed opposite his name. Each individual Director or executive officer beneficially owns less than 1% of the shares of Principal Preservation.

(2) Is an "interested person" (as defined in the 1940 Act) of Principal Preservation as a result of his affiliation(s) with Ziegler and/or ZAMI.

(3) Includes shares held in the Ziegler Growth Retirement Plan for the account of the named person. The terms of that Plan allow the named person to direct the disposition of shares held in his account.

                                    EXHIBIT C


                    EXISTING INVESTMENT RESTRICTIONS PROPOSED
                        TO BE CHANGED FROM FUNDAMENTAL TO
                                 NONFUNDAMENTAL


                             INVESTMENT RESTRICTIONS

Fundamental Restrictions for the Following Portfolios: Tax-Exempt Portfolio, Government Portfolio, S&P 100 Plus Portfolio and Dividend Achievers Portfolio

         The Portfolios listed above have each adopted fundamental investment restrictions providing that the Portfolio may not:

         (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government Securities, which may be purchased without limitation (for the purposes of this limitation, the Tax-Exempt Portfolio will regard the entity which has the ultimate responsibility for payment of principal and interest as the issuer); and, with respect to the S&P 100 Plus Portfolio, except as necessary to parallel the composition of the S&P 100 Stock Index.

         (2) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

         (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of U.S. Government securities or on municipal securities.

         (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (5) Invest in securities of other investment companies, except by purchases as a result of which not more than 10% of the Portfolio's total assets (taken at current value) would be invested in such securities, or except as they may be acquired as part of a merger, consolidation, reorganization or acquisition of assets.

         (6) Buy or sell real estate, real estate investment trusts, interests in real estate limited partnerships, oil, gas and mineral interests, or oil, gas and mineral leases, but this shall not prevent the Tax-Exempt Portfolio from investing in municipal securities secured by real estate or interests therein.

         (7) Borrow money or property except for temporary or emergency purposes. If a Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event a Portfolio's borrowing exceeds 5% of the market value of its total assets the Portfolio will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with a Portfolio's hedging activities are not to be deemed to be a pledge of assets.

         (8) Make loans, except that a Portfolio may lend its portfolio securities, subject to the conditions and limitations established in the current Prospectus for the relevant Portfolio. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

         (9) Underwrite the securities of other issuers, except that the Tax-Exempt Portfolio may bid, separately or as part of a group, for the purchase of municipal securities directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available.

         (10) Purchase securities with legal or contractual restrictions on resale.

         (11)     Issue senior securities.

         (12) Purchase securities on margin, make short sales or write or purchase put and call options, except for the purposes and subject to the conditions and limitations described in the current Prospectus for the relevant Portfolio.

         (13) Buy or sell commodities or commodity contracts.

         (14)     Invest in illiquid securities.

         (15) Purchase warrants, valued at lower of cost or market, in excess of 5% of the value of the Portfolio's net assets; included within the 5%, but not to exceed 2% of the Portfolio's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

Fundamental Investment Restrictions for the Select Value Portfolio

         The Select Value Portfolio has adopted fundamental investment restrictions which provide that the Portfolio may not:

         (1) Invest more than 5% of the fair market value of its assets in securities of any one issuer, except for U.S. Government securities or bank certificates of deposit and bankers' acceptances, which may be purchased without such limitation.

         (2) Acquire securities of any one issuer which at the time of investment (i) represent more than 10% of the outstanding voting securities of such issuer, or (ii) have a value greater than 10% of the value of the outstanding voting securities of such issuer.

         (3) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry; provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         (4) Invest more than 5% of its total assets in securities of companies which, including any predecessors, have a record of less than three years of continuous operations.

         (5) Purchase securities on margin or effect short sales of securities (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options, futures and options on futures).

         (6) Buy or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein, except that it may not invest over 10% of the value of its assets in real estate investment trusts).

         (7) Borrow money or property except for temporary or emergency purposes and in connection with transactions in options, futures or futures options. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets.

         (8) Make loans to other persons. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

         (9) Underwrite the securities of other issuers except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (10) Issue senior securities (other than the borrowings permitted above).

Fundamental Investment Restrictions for the PSE Tech 100 Index Portfolio

         The PSE Tech 100 Index Portfolio has adopted fundamental investment restrictions which provide that the Portfolio may not:

         (1) Purchase more than 10% of the outstanding voting securities of an issuer or invest in a company to get control or manage it.

         (2) Borrow money or property except for temporary or emergency purposes. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets, the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

         (3) Make loans, except that it may lend its portfolio securities. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

         (4) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (5)      Issue senior securities.

         (6) Purchase a security if, as a result, more than 10% of the value of the Portfolio's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

         (7) Invest in commodities, but the Portfolio may invest in futures contracts and options.

         (8) Purchase securities on margin or effect short sales of securities, except short sales "against the box" (but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in options and futures transactions).

         (9) Buy or sell real estate, real estate investment trusts, real estate limited partnerships, or oil and gas interests or leases.

Fundamental Investment Restrictions for the Wisconsin Tax-Exempt Portfolio.

The Wisconsin Tax-Exempt Portfolio has adopted fundamental investment restrictions which provide that the Portfolio may not:

         (1) Purchase more than 10% of the outstanding voting securities of an issuer, or invest in a company to get control or manage it.

         (2) Invest 25% or more of its total assets, based on current market value at the time of purchase, in securities of issuers in any single industry (except that it may invest without limitation, in circumstances in which other appropriate available instruments may be in limited supply, in housing, health care and/or utility obligations); provided that there shall be no limitation on the purchase of Tax Exempt Obligations and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         (3) Borrow money or property except for temporary or emergency purposes. If the Portfolio ever should borrow money it would only borrow from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed). The Portfolio will not pledge more than 15% of its net assets to secure such borrowings. In the event the Portfolio's borrowing exceeds 5% of the market value of its total assets the Portfolio will not invest in any portfolio securities until its borrowings are reduced to below 5% of its total assets. For purposes of these restrictions, collateral arrangements for premium and margin payments in connection with hedging activities, if any, are not to be deemed to be a pledge of assets.

         (4) Make loans, except that it may lend its portfolio securities, subject to the conditions and limitations established in the Prospectus. For the purposes of this restriction, investments in publicly-traded debt securities or debt securities of the type customarily purchased by institutional investors and investments in repurchase agreements are not considered loans.

         (5) Underwrite the securities of other issuers, except where it might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities.

         (6)      Issue senior securities.

         (7) Purchase a security if, as a result, more than 10% of the value of the Portfolio's net assets would be invested in: (i) securities with legal or contractual restrictions on resale (other than investments and repurchase agreements); (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements which do not provide for payment within 7 days.

         (8) Invest in commodities, but the Portfolio may invest in futures contracts, options on futures, and options.

Fundamental Investment Restrictions of the Cash Reserve Portfolio (Class X (Retail) Common Stock and Class Y (Institutional) Common Stock).

         The Cash Reserve Portfolio has adopted fundamental investment restrictions which provide that the Portfolio may not:

         1.       Issue senior securities.

         2. Borrow money, except from banks or through repurchase agreements for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed), less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make any additional investments.

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure borrowings for temporary or emergency purposes and (ii) in connection with the purchase of securities on a forward commitment basis and the entry into reverse repurchase agreements or for similar transactions.

         4. Invest in puts, calls, straddles, spreads or any combination thereof if, by reason of such investment, the value of the Portfolio's investments in all such classes of securities would exceed 5% of the Portfolio's total assets.

         5. Sell securities short or purchase securities on margin.

         6. Act as underwriter of securities of other issuers, except insofar as the Portfolio may be deemed an underwriter in connection with the disposition of a portfolio security.

         7. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests that are not subject to the demand feature described in the then-current Prospectus and floating and variable rate demand obligations as to which no secondary market exists and the Portfolio cannot exercise the demand feature described in the then-current Prospectus on not more than seven days' notice), if, in the aggregate, more than 10% of its net assets would be so invested. The Portfolio may not invest in time deposits maturing in more than seven days.

         8. Purchase or sell real estate, real estate investment trust securities, commodities, or oil and gas interests, except for any of the foregoing acquired as a result of ownership of another portfolio or security.

         9. Make short term loans to others, except through the purchase of debt obligations and through repurchase agreements referred to in the Prospectus, and except that the Portfolio may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and Principal Preservation's Board of Directors.

         10. Invest more than 5% of its assets in the obligations of any other issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to any such limitations. Notwithstanding the foregoing, to the extent required by the rules of the SEC, the Portfolio will not invest more than 5% of its assets in the obligations of any one bank.

         11. Invest more than 25% of its assets in the securities of issuers in any industry other than banking, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         12. Invest in companies for the purpose of exercising control.

         13. Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the total assets of the Portfolio to be invested in investment company securities, provided that: (i) the Portfolio will not make any investment in the securities of any single investment company if, immediately after such investment, more than 3% of the outstanding voting securities of such investment company would be owned by the Portfolio or more than 5% of the value of the total assets of the Portfolio would be invested in such investment company; and (ii) no such restrictions shall apply to a purchase by the Portfolio of investment company securities as a part of a merger, consolidation, acquisition of assets or reorganization.

         14. Purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or purchase equity securities of issuers which are not readily marketable if, by reason thereof, the value of the Portfolio's aggregate investment in all classes of such securities will exceed 5% of its total assets.

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              TAX-EXEMPT PORTFOLIO

            REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Tax-Exempt Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                                                 DATE:  __________________, 1998

                                                  (If this account is owned by
                                                  more than one person, all
                                                  owners should sign. Persons
                                                  signing as executors,
                                                  administrators, trustees or in
                                                  similar capacities should so
                                                  indicate.)




                                                  (Please sign exactly as name
                                                  appears at left)


                                            [FRONT]

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                              GOVERNMENT PORTFOLIO

            REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Government Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                                                 DATE:  __________________, 1998

                                                  (If this account is owned by
                                                  more than one person, all
                                                  owners should sign. Persons
                                                  signing as executors,
                                                  administrators, trustees or in
                                                  similar capacities should so
                                                  indicate.)



                                                  (Please sign exactly as name
                                                  appears at left)


                                            [FRONT]

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             S&P 100 PLUS PORTFOLIO

            REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the S&P 100 Plus Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                                                  DATE: __________________, 1998

                                                  (If this account is owned by
                                                  more than one person, all
                                                  owners should sign. Persons
                                                  signing as executors,
                                                  administrators, trustees or in
                                                  similar capacities should so
                                                  indicate.)



                                                  (Please sign exactly as name
                                                  appears at left)


                                            [FRONT]

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                          DIVIDEND ACHIEVERS PORTFOLIO

            REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Dividend Achievers Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                                                 DATE:  __________________, 1998

                                                  (If this account is owned by
                                                  more than one person, all
                                                  owners should sign. Persons
                                                  signing as executors,
                                                  administrators, trustees or in
                                                  similar capacities should so
                                                  indicate.)



                                                  (Please sign exactly as name
                                                  appears at left)


                                            [FRONT]

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             SELECT VALUE PORTFOLIO

            REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Select Value Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                                                 DATE:  __________________, 1998

                                                  (If this account is owned by
                                                  more than one person, all
                                                  owners should sign. Persons
                                                  signing as executors,
                                                  administrators, trustees or in
                                                  similar capacities should so
                                                  indicate.)



                                                  (Please sign exactly as name
                                                  appears at left)


                                            [FRONT]

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                          PSE TECH 100 INDEX PORTFOLIO

            REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the PSE Tech 100 Index Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                                                 DATE:  __________________, 1998

                                                  (If this account is owned by
                                                  more than one person, all
                                                  owners should sign. Persons
                                                  signing as executors,
                                                  administrators, trustees or in
                                                  similar capacities should so
                                                  indicate.)



                                                  (Please sign exactly as name
                                                  appears at left)


                                            [FRONT]

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                         WISCONSIN TAX-EXEMPT PORTFOLIO

            REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Wisconsin Tax-Exempt Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                                                 DATE:  __________________, 1998

                                                  (If this account is owned by
                                                  more than one person, all
                                                  owners should sign. Persons
                                                  signing as executors,
                                                  administrators, trustees or in
                                                  similar capacities should so
                                                  indicate.)



                                                  (Please sign exactly as name
                                                  appears at left)


                                            [FRONT]

                     PRINCIPAL PRESERVATION PORTFOLIOS, INC.

                             CASH RESERVE PORTFOLIO

            REVOCABLE PROXY FOR 1998 SPECIAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Robert J. Tuszynski, S. Charles O'Meara and Franklin P. Ciano, and each of them, Proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock of the Cash Reserve Portfolio of Principal Preservation Portfolios, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of Principal Preservation Portfolios, Inc. to be held at the West Bend Inn, 2520 West Washington Street, West Bend, Wisconsin at 3:00 P.M., on Friday, May 15, 1998, or at any adjournment thereof, with respect to the matters set forth on the reverse side and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.



                                                 DATE:  __________________, 1998

                                                  (If this account is owned by
                                                  more than one person, all
                                                  owners should sign. Persons
                                                  signing as executors,
                                                  administrators, trustees or in
                                                  similar capacities should so
                                                  indicate.)



                                                  (Please sign exactly as name
                                                  appears at left)


                                            [FRONT]

Please place an "X" in the desired box for each item.
Shares represented by this Proxy will be voted as directed by the shareholder. IF NO DIRECTION IS SUPPLIED FOR A PROPOSAL, THE PROXY WILL BE VOTED FOR THAT PROPOSAL.


1. To elect as Directors Robert J. Tuszynski; Richard H. Aster, M.D.; Augustine J. English; Ralph J. Eckert and Richard J. Glaisner.

         |_|   For All Nominees      |_|  Withhold  Authority As To All Nominees

         To withhold authority to vote for any one or more (but less than all) of the nominees, print the name(s) of that nominee(s) on the line below.

               ___________________________________________________________


2. To approve the proposal to make the Portfolio's fundamental investment restrictions nonfundamental.

          |_| For             |_| Against              |_| Abstain


3. To ratify the selection of Arthur Andersen LLP as the Portfolio's independent accountants for the year ending December 31, 1998.

          |_|   For           |_|   Against            |_|   Abstain



                                     [BACK]